UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010 (October 25, 2010)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

UTAH	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 DOUGLAS STREET, OMAHA, NEBRASKA	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Union Pacific Corporation (the Company) is filing this Current Report on Form 8-K (Form 8-K) to reflect the impact of a change from an acceptable accounting principle to a preferable accounting principle on the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission (SEC) on February 5, 2010 (Form 10-K). The information in this Form 8-K is not an amendment to or restatement of the Form 10-K.

We historically accounted for rail grinding costs as a capital asset. Effective January 1, 2010, we changed our accounting policy for rail grinding costs from a capitalization method, under which we capitalized the cost of rail grinding and depreciated such capitalized costs, to a direct expense method, under which we expense rail grinding costs as incurred. This change was reflected as a change in accounting principle from an acceptable accounting principle to a preferable accounting principle. The expense as incurred method is preferable, as it eliminates the subjectivity in determining the period of benefit associated with rail grinding over which to depreciate the associated capitalized costs. When the accounting principle was retrospectively applied, as shown in this Form 8-K, net income for the years ended December 31, 2009, 2008, and 2007 decreased by $8 million, $3 million, and $7 million, or $0.01, $0.01, and $0.02 per share, respectively.

The following Items of the Form 10-K have been presented retrospectively to reflect the change in accounting principle for rail grinding and are attached as Exhibit 99.1 to this Form 8-K:

Part II, Item 5	Market for the Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

Part II, Item 6	Selected Financial Data

Part II, Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Executive Summary

- Financial Performance

- Free Cash Flow

• Operating Expenses

- Table

- Purchased Services and Materials Discussion

• Non-Operating Items

- Income Taxes

• Operating/Performance Statistics

- Operating Ratio

• Return on Average Common Shareholders’ Equity

• Return on Invested Capital as Adjusted (ROIC)

• Debt to Capital/Adjusted Debt to Capital

• Liquidity and Capital Resources

- Cash Flows

- Cash Capital

- Credit Facilities

- Dividend Restrictions

• Other Matters

- Change in Accounting Principle

Part II, Item 8	Financial Statements and Supplementary Data

• Financial Statements

• Note   2. Significant Accounting Policies

• Note   3. Change in Accounting Principle – new footnote

• Note   8. Income Taxes

• Note   9. Earnings Per Share

• Note 10. Comprehensive Income/(Loss)

• Note 11. Properties

• Note 14. Debt

• Note 19. Selected Quarterly Data (Unaudited)

Part IV, Item 15	Exhibits, Financial Statement Schedules for Exhibit 12, Ratio of Earnings to Fixed Charges.

Except as described above, this Form 8-K does not modify or update any disclosures in the Form 10-K. Information in the Form 10-K generally is presented as of February 5, 2010, and this Form 8-K does not reflect subsequent information or events other than the change in accounting principle for rail grinding. Without limitation of the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring or known to management. More current information is included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010, and September 30, 2010, and other filings with the SEC. This Form 8-K should be read in conjunction with the Form 10-K, and such Quarterly Reports on Form 10-Q and any other filings of the Company.

Attached as Exhibit 101 to this Current Report are documents formatted in eXtensible Business Reporting Language (XBRL).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	12	As Adjusted Ratio of Earnings to Fixed Charges.

	23	Independent Registered Public Accounting Firm’s Consent.

	99.1	As Adjusted Part II, Item 5, Market for the Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities.

As Adjusted Part II, Item 6, Selected Financial Data.

As Adjusted Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations.

As Adjusted Part II, Item 8, Financial Statements and Supplementary Data.

Part IV, Item 15, Exhibits, Financial Statement Schedules.

Exhibit 31(a), Certifications Pursuant to Rule 13a-14(a), of the Exchange Act, as Adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - James R. Young.

Exhibit 31(b), Certifications Pursuant to Rule 13a-14(a), of the Exchange Act, as Adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Robert M. Knight, Jr.

Exhibit 32, Certifications Pursuant to 18 U.S.C. Section 1350, as Adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - James R. Young and Robert M. Knight, Jr.

101	eXtensible Business Reporting Language (XBRL) Documents

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2010

UNION PACIFIC CORPORATION

By:	/s/ Robert M. Knight, Jr.

Robert M. Knight, Jr.
Executive Vice President – Finance and Chief Financial Officer

Exhibit Index

12	As Adjusted Ratio of Earnings to Fixed Charges.

23	Independent Registered Public Accounting Firm’s Consent.

99.1

As Adjusted Part II, Item 5, Market for the Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities. As Adjusted Part II, Item 6, Selected Financial Data. As Adjusted Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations. As Adjusted Part II, Item 8, Financial Statements and Supplementary Data. Part IV, Item 15, Exhibits, Financial Statement Schedules. Exhibit 31(a), Certifications Pursuant to Rule 13a-14(a), of the Exchange Act, as Adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - James R. Young. Exhibit 31(b), Certifications Pursuant to Rule 13a-14(a), of the Exchange Act, as Adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Robert M. Knight, Jr. Exhibit 32, Certifications Pursuant to 18 U.S.C. Section 1350, as Adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 - James R. Young and Robert M. Knight, Jr.

101

eXtensible Business Reporting Language (XBRL) documents submitted electronically: 101.INS (XBRL Instance Document), 101.SCH (XBRL Taxonomy Extension Schema Document), 101.CAL (XBRL Calculation Linkbase Document), 101.LAB (XBRL Taxonomy Label Linkbase Document), 101.DEF (XBRL Taxonomy Definition Linkbase Document) and 101.PRE (XBRL Taxonomy Presentation Linkbase Document). The following financial and related information from Union Pacific Corporation’s Current Report on Form 8-K (filed with the SEC on October 25, 2010), is formatted in XBRL and submitted electronically herewith: (i) Consolidated Statements of Income for the years ended December 31, 2009, 2008 and 2007, (ii) Consolidated Statements of Financial Position at December 31, 2009 and December 31, 2008, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007, (iv) Consolidated Statements of Changes in Common Shareholders’ Equity for the years ended December 31, 2009, 2008 and 2007, and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text.